[EXHIBIT 10rr TO COLONIAL GAS COMPANY
                     FORM 10-K FOR YEAR ENDED 12/31/94]

          CAPACITY RELEASE UMBRELLA AGREEMENT UNDER
              RATE SCHEDULES AFT-1 AND AFT-1S
                 (For Colonial Gas Company)

                                               I.D. No.: 0152
                      Algonquin Addendum Contract No. 86009RI
                Capacity Release Umbrella Agreement No.:  COL
                                   Addendum No. 01
                                   Capacity Release
                                   Rate Schedule AFT-1Z
Releasing Customer:  New Jersey Natural Gas Company
Releasing Customer's Contract No.:  86009R1
Begin Date of Release:  September 15, 1994
End Date of Release:  April 30, 1999 (Permanent)
Maximum Daily Transportation Quantity    220 MMBtu
Maximum Annual Transportation Quantity  59,400 MMBtu
Is this capacity subject to right of recall?   Yes___  No __X
Rates:  Check all that apply:
	Volumetric              ________	Reservation Charge	Maximum
	Other (Describe)	________
Primary
Point of                  Maximum Daily           Maximum
Receipt                   Receipt obligation      Receipt Pressure
                                                  At any Pressure
                                                  requested by
                                                  Algonquin but
                                                  not in excess
                                                  of 750 Psig.
Primary
Point of                   Maximum Daily           Minimum
Delivery                   Delivery Obligation     Delivery
                                                   Pressure
Signed for Identification
Algonquin:   John J. Mullaney

Customer:    John P. Harrington

             Vice President - Gas Supply
PCI/cl
addendum
                 [END OF EXHIBIT 10rr TO COLONIAL GAS COMPANY
                     FORM 10-K FOR YEAR ENDED 12/31/94]